UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2025

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2025, the stockholders of ENDRA Life Sciences Inc. (the “Company”) approved the Second Amendment to the Company’s 2016 Omnibus Incentive Plan (the “Omnibus Plan Amendment”) at the 2025 Annual Meeting of the Company’s Stockholders (the “Annual Meeting”).  A description of the terms and conditions of the Omnibus Plan Amendment is set forth in the definitive proxy statement for the 2025 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2025 (the “Proxy Statement”) under the heading “Proposal 6 – Approval of Second Amendment to 2016 Omnibus Incentive Plan,” which such description is incorporated by reference herein.  This summary is qualified in its entirety by the full text of the Omnibus Plan Amendment set forth in Appendix B to the Proxy Statement, which is also incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s stockholders approved and adopted a Certificate of Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of Company’s common stock, par value $0.0001 (the “Common Stock”), from 20,000,000 shares to 1,000,000,000 shares (the “Share Increase Amendment”).

The Share Increase Amendment was filed with the Secretary of State of the State of Delaware on December 10, 2025 and was effective upon filing.

This above description is a summary of the Share Increase Amendment and is qualified in its entirety by reference to the full text of the Share Increase Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows:

Proposal 1 - The Company’s stockholders elected the four directors nominated by the Company’s Board of Directors to serve until the next annual meeting of stockholders and the election of their successors:

	For	Withheld	Broker Non-Votes
Louis J. Basenese	418,586	7,350	260,128
Anthony DiGiandomenico	417,426	8,510	260,128
Michael Harsh	418,586	7,350	260,128
Alexander Tokman	422,728	3,208	260,128

Proposal 2 - The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
406,127	13,511	6,298	260,128

Proposal 3 - The Company’s stockholders ratified the appointment of RBSM LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
680,031	1,781	4,252	0

Proposal 4 - The Company’s stockholders approved the Share Increase Amendment to increase the authorized number of shares of Common Stock from 20,000,000 shares to 1,000,000,000 shares:

For	Against	Abstain	Broker Non-Votes
645,487	40,218	359	0

Proposal 5 - The Company’s stockholders did not approve a certificate of amendment to the Certificate of Incorporation t to provide for officer exculpation as permitted by Delaware law:

For	Against	Abstain	Broker Non-Votes
358,746	63,603	3,587	260,128

Proposal 6 - The Company’s stockholders approved the Omnibus Plan Amendment:

For	Against	Abstain	Broker Non-Votes
406,837	15,223	3,876	260,128

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, effective December 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
December 12, 2025
	By:	/s/ Alexander Tokman
	Name:	Alexander Tokman
	Title:	Chief Executive Officer and Chairman

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